Nationwide Life Insurance Company
• Nationwide Variable Account

Prospectus supplement dated March 17, 2006 to
Prospectus dated May 1, 2005

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

On March 16, 2006, shareholders of AIM Investments approved the reorganization and subsequent transfer of assets of the AIM Small Company Growth Fund: Investor Class to the AIM Small Cap Growth Fund: Investor Class on April 10, 2006. Due to this reorganization, the following changes impact your prospectus:

1.	Effective April 10, 2006, the AIM Small Cap Growth Fund: Investor Class will be added as an investment option.

2.	Effective April 10, 2006, “Appendix A: Underlying Mutual Funds” of your prospectus is amended to include the following:

AIM Small Cap Growth Fund: Investor Class
Investment Adviser:	AIM Advisors, Inc.
Investment Objective:	Long-term growth of capital.